SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  DECEMBER 31, 1998


                   BINDLEY WESTERN INDUSTRIES, INC.
      (Exact name of registrant as specified in its charter)


          INDIANA                   001-11519               84-0601662
   (State or other                  (Commission             (IRS Employer
   jurisdiction of                  File Number)            Identification No.)
   incorporation)


                         8909 PURDUE ROAD
                                   INDIANAPOLIS,     INDIANA          46268

    (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:  (317) 704-4000


                          NOT APPLICABLE
   (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

   On October 23, 1998, the Board of Directors of Bindley Western Industries, Inc. ("BWI") declared a distribution (the "Distribution") to the holders of BWI common stock, par value $.01 per share (the "BWI Common Stock") of the 10,214,286 shares of the Class A Common Stock, par value $.01 per share (the "Priority Class A Common Stock"), of Priority Healthcare Corporation ("Priority") which are owned by BWI. The shares of Priority Class A Common Stock were distributed on December 31, 1998 (the "Distribution Date") to holders of record of BWI Common Stock on December
15, 1998 (the "Record Date").   The  Distribution  was made on the basis of
 .448 shares of Priority Class A Common Stock for each share of BWI Common Stock outstanding on the Record Date.

   On or about December 16, 1998, an Information Statement was mailed to all holders of BWI Common Stock on the Record Date describing the Distribution and containing information relating to Priority and BWI. Following the Distribution Date, certificates representing shares of Priority Class A Common Stock were mailed to the holders of BWI Common Stock on the Record Date, along with a question and answer summary relating to the Distribution. No fractional shares of Priority Class A Common Stock were distributed in connection with the Distribution. Immediately following the Distribution Date, the distribution agent aggregated fractional shares of Priority Class A Common Stock into whole shares of Priority Class A Common Stock, and sold them in the open market. In lieu of receiving fractional shares of Priority Class A Common Stock, each holder of BWI Common Stock who would otherwise be entitled to receive a fractional share received a check representing his or her pro rata share of the net proceeds received in such sale.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

 EXHIBIT NO.  DESCRIPTION

     10 Distribution Agreement dated as of October 23, 1998, between Bindley Western Industries, Inc. and Priority Healthcare Corporation.

    20.1 Information Statement dated December 16, 1998 distributed to Bindley Western Industries, Inc. shareholders.

    20.2 Question and Answer Summary distributed to holders of record of Common Stock of Bindley Western Industries, Inc.

     99       Press release  of  Bindley  Western  Industries,  Inc.  dated
              October 27, 1998.

                            SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 4, 1999


                         BINDLEY WESTERN INDUSTRIES, INC.


                         By:   /S/ THOMAS J. SALENTINE
                              Name: Thomas J. Salentine
                              Title: Executive Vice President and
                                        Chief Financial Officer

                         INDEX TO EXHIBITS

 EXHIBIT NO.  DESCRIPTION

     10 Distribution Agreement dated as of October 23, 1998, between Bindley Western Industries, Inc. and Priority Healthcare Corporation.

    20.1 Information Statement dated December 16, 1998 distributed to Bindley Western Industries, Inc. shareholders.

    20.2 Question and Answer Summary distributed to holders of record of Common Stock of Bindley Western Industries, Inc.

     99       Press  release  of  Bindley  Western Industries,  Inc.  dated
              October 27, 1998.